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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2002

BOWNE & CO., INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-05842 (Commission File Number)	13-2618477 (I.R.S. Employer Identification No.)

345 Hudson Street,
New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(212) 924-5500

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Item 5. Other Events and Regulation FD Disclosure.

         On September 30, 2002, the Registrant announced that its Bowne Global Solutions division had completed the acquisition of Berlitz GlobalNet, Inc. from Berlitz International, Inc., a wholly-owned subsidiary of Japan’s Benesse Corporation.

         A copy of the Registrant’s press release, dated September 30, 2002, announcing the acquisition, is filed as Exhibit 99.1 herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibit

         The following exhibit is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE

99.1	Press Release dated September 30, 2002

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2002

BOWNE & CO., INC.

By:	/s/ SCOTT L. SPITZER
	Name: Title:	Scott L. Spitzer Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 30, 2002